SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): September 17, 2003

CONSOLIDATED GRAPHICS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Texas	0-24068	76-0190827
(State Or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
Of Incorporation)		Identification No.)

5858 Westheimer, Suite 200

Houston, Texas 77057

(Address Of Principal Executive Offices And Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 787-0977

ITEM 5.  OTHER EVENTS

On September 17, 2003, Consolidated Graphics, Inc. (the “Company”) announced that it has acquired the San Francisco commercial sheet-fed operations of Lithographix, Inc..  A copy of the press release is attached hereto as Exhibit 99.1.

The attached press release may contain forward-looking information. Readers are cautioned that such information involves known and unknown risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBIT

(a)                               Exhibit

The following exhibit is filed herewith:

99.1                           Press release of the Company dated September 17, 2003, related to the announcement of the acquisition of the San Francisco commercial sheet-fed operations of Lithographix, Inc..

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

By:	/s/ G. Christopher Colville
G. CHRISTOPHER COLVILLE EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY

Date:  September 17, 2003